Exhibit 10.4

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CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO LICENSE AGREEMENT

THIS THIRD AMENDMENT TO THE LICENSE AGREEMENT (the "Third Amendment"), is executed as of the 1st day of December 2012, and is effective as of the 17th day of September, 2012 (the "Effective Date of Third Amendment") by and between SmithKline Beecham (Cork) Limited, a company organized under the laws of the country of Ireland with a place of business at Curraghbinny, Carrigaline, Country Cork, Ireland, on behalf of itself and its Affiliates (hereinafter "GSK") and Flamel Technologies S.A., a corporation organized and existing under the laws of France, with its principal place of business at Parc Club du Moulin a Vent, 33 Avenue du Docteur Georges Levy 69693 Venissieux Cedex, France (hereinafter, "Flamel").

GSK and Flamel Technologies are sometimes collectively referred to herein as the "Parties" and separate as "Party".

Capitalized terms used in this Third Amendment which are not defined herein will have the meanings ascribed to such terms in the Agreement (as defined below).

WITNESSETH:

WHEREAS, GSK and Flame' are parties to a License Agreement dated March 26, 2003, as amended by the First Amendment of License Agreement dated October 18, 2004 and by the Second Amendment of License Agreement dated March 16, 2007 (all together the "Agreement"); and,

WHEREAS, Flamel desires to amend the list of patent applications and patents encompassed within Flame! Patents Rights as set forth in Schedule 1.14 of the Agreement; and,

WHEREAS, in consideration for the amendment of the list of patent applications and patents encompassed within the Flamel Patent Rights as provided in this Third Amendment, GSK has requested, and Flamel has agreed, to certain parameters with respect to Flamers activities with respect to the Removed Patents (as defined in paragraph 1 of this Third Amendment).

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficient of which are hereby acknowledged, the Parties hereby agree as follows:

1.	As per the provisions of Section 1.14(1), the following patents shall not be considered as Flamel Patent Rights and are removed from Schedule 1.14 (the following patents are collectively referred to as the "Removed Patents"):

(a)	"Microencapsulated Aspirin" i.e. FR9304560, US5603957, US5846566, EP0624371 and 0104799/93; and,

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CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

(b)	"Micropump II" now named "Systèmes Gonflant" i.e. FR2811571 and W002/03964;
(c)	"Metformin multimicrocapsulaire" i.e FR2811571; and,
(d)	"Metformin bitherapie" i.e. FR 01 06854 and W002/094285; and,
(e)	"Micropump surenrobè pour compression" i.e. FR0203336 and W003/077888.

2.	As per the provisions of paragraph 2 of this Third Amendment, Schedule 1.14 of the Agreement is replaced in its entirety by "Schedule 1.14 (NEW)", which is attached as Appendix A of this Third Amendment.

3.	During the Term, Flamel agrees not to, and shall cause its Affiliates not to, directly or indirectly make, have made, use, sell, offer for sale or import In the Territory any presentation or presentations of Carvedilol, alone or in combination with other therapeutically active compounds, that fall within the scope of or are covered under a claim of one or more of the Removed Patents.

4.	A facsimile or a portable document format (PDF) copy of this Third Amendment, including the signature page, will be deemed an original. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

5.	This Third Amendment shall be deemed to have been made in the United States, and its form, execution, validity, construction and effect shall be determined in accordance with, and any dispute arising from the performance or breach hereof shall be governed by and construed in accordance with, the laws of the State of New York, without reference to conflicts of laws principles.

6.	Except as amended in this Third Amendment, all other terms and conditions in the Agreement shall remain unchanged and in full force and effect. All references to the "Agreement" in the Agreement shall mean the Agreement as amended by this Third Amendment.

[Signature Page Follows]

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CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

[Signature Page to the Third Amendment]

IN WITNESS WHEREOF, this Third Amendment has been executed by the Parties hereto.

FLAMEL TECHNOLOGIES S.A.	SMITHKLINE BEECHAM (CORK) LIMITED

By:	By:

Name: Michael S. Anderson	Name:

Title: Chief Executive Officer	Director

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CONFIDENTIAL TREATMENT REQUESTED

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Appendix A.	Schedule 1.14 (NEW) Updated List of Flamel Patent Rights (as of the Effective Date of the Third Amendment)

—	Flamel Reference # 19 Medicinal and/or nutritional microcapsules for oral administration

Application Number	Application Filing Date	Country	Status	Patent Number	Expiry Date
[***]	[***]	Argentina	Granted	[***]	17/10/15
[***]	[***]	Argentina	Granted	[***]	17/10/15
[***]	[***]	Brazil	Granted	[***]	22/05/17
[***]	[***]	Canada	Granted	[***]	17/10/15
[***]	[***]	France	Granted	[***]	18/10/14
[***]	[***]	France	Granted	[***]	18/10/15
[***]	[***]	Germany	Granted	[***]	18/10/15
[***]	[***]	India	Granted	[***]	18/10/15
[***]	[***]	Israel	Granted	[***]	17/10/15
[***]	[***]	Italy	Granted	[***]	18/10/15
[***]	[***]	Japan	Granted	[***]	18/10/15
[***]	[***]	South Africa	Granted	[***]	17/10/15
[***]	[***]	Spain	Granted	[***]	18/10/15
[***]	[***]	United Kingdom	Granted	[***]	18/10/15
[***]	[***]	USA	Granted	[***]	17/10/15

—	Flamel Reference #69 Galenic microparticulate oral formulation for delayed and controlled release of pharmaceutical active principles [1]

Application Number	Application Filing Date	Country	Status	Patent Number	Expiry Date
[***]	[***]	Brazil	Pending	[***]	NA
[***]	[***]	Canada	Granted	[***]	09/10/2022
[***]	[***]	China	Granted	[***]	09/10/2022
[***]	[***]	Europe	Pending	[***]	NA
[***]	[***]	France	Granted	[***]	09/10/2021
[***]	[***]	Hong-Kong	Granted	[***]	09/10/2022
[***]	[***]	India	Granted	[***]	09/10/2022
[***]	[***]	Israel	Granted	[***]	09/10/2022
[***]	[***]	Japan	Granted	[***]	09/10/2022
[***]	[***]	Mexico	Pending	[***]
[***]	[***]	Singapore	Granted	[***]	09/10/2022
[***]	[***]	South Africa	Granted	[***]	09/10/2022
[***]	[***]	South Korea	Granted	[***]	09/10/2022
[***]	[***]	USA	Granted	[***]	11/09/2025

CONFIDENTIAL-- EXECUTION COPY

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

[1]	Previously listed as "Microcapsules "delayed release"' i.e. FR0112999 in Schedule 1.14 of the Agreement.

NA: Not Applicable; TBD: To be Determined.

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